SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

______________________________________________________________________

DATE OF REPORT: February 15, 2006

THE TIREX CORPORATION
(Exact name of Registrant as specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

33-17598-NY
(Commission File Number)

22-2824362
(IRS Employer Identification Number)

4055 Ste-Catherine Street West, Suite 151 Westmount QUEBEC CANADA H3Z 3J8
(Address of Principal Executive offices) (Zip Code)

(514) 288-5356
Registrant's Telephone Number, including Area Code

This Current Report on Form 8K is comprised of 3 sequentially numbered pages.

ITEM 1. Changes in Control of Registrant.

        Not applicable. As of February 14, 2006, the Company has 249,896,892 Common Stock issued and outstanding.

ITEM 2. Acquisition or Disposition of Assets.

        Not applicable.

ITEM 3. Bankruptcy or Receivership.

        Not applicable.

ITEM 4. Changes in Registrant's Certifying Accountant.

        Subsequent to the June 30, 2004 year end of the Company, the certifying accountant of the Company, Pinkham & Pinkham, CPA, verbally advised the Company that it was abandoning all public company work related to filings with the Securities and Exchange Commission (SEC). Accordingly, the Company has no choice but to change its certifying accountant. Pinkham & Pinkham, based on its in-depth knowledge of the Company, has offered to provide non-SEC services to Tirex on an as-needed and negotiated basis. Tirex intends to avail itself of such services on such basis. The change in certifying accountant is based solely on economic considerations related to the certifying accountant and are not based in any way on any disagreements between the Company and Pinkham & Pinkham as to accounting procedures, controls or public disclosures of corporate information in the three years prior to the resignation of Mr. Pinkham.

        During the three years prior to resignation, Pinkham & Pinkham was the principal accountant for The Tirex Corporation. At no time did the financial statements audited or reviewed by Pinkham & Pinkham, as the case may be, contain an adverse opinion or disclaimer of opinion nor was modified as to uncertainty, audit scope, or accounting principles. Nor were there any disagreements with Pinkham & Pinkham on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        The registrant has requested Pinkham & Pinkham to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements of the registrant herein and, if not, stating the respects in which it does not agree. A copy of the response of Pinkham & Pinkham will be filed with the SEC when received.

        The Tirex Corporation continues to search for a new certifying accountant, with the assistance of Mr. Pinkham, to be engaged at such times when the Registrant will have adequate financial means to pay the fees. Since the resignation of Mr. Pinkham, the annual financial statements of The Tirex Corporation have not been audited and the quarterly statements have not been reviewed. The Registrant has committed to the SEC that these statements will be audited and reviewed on a retroactive basis once a new certifying accountant will have been engaged.

ITEM 5. Other Events

ITEM 6. Resignation of Officers and Directors.

        Not applicable.

ITEM 7. Financial Statements and Exhibits.

        Not applicable.

ITEM 8. Change in Fiscal Year.

        Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Tirex Corporation

February 15, 2006	By: /s/ John L. Threshie, Jr.
John L. Threshie, Jr.
President and Chief Executive Officer